Exhibit 4.51

                                 XL CAPITAL LTD

                     LIQUID YIELD OPTION(TM) NOTES DUE 2021

                          REGISTRATION RIGHTS AGREEMENT

                                                               September 7, 2001
Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281

Ladies and Gentlemen:

         XL Capital Ltd, a Cayman Islands limited liability company (the "Company"), proposes to issue and sell to the Purchaser (as defined herein) upon the terms and conditions set forth in the Purchase Agreement (as defined herein) its Liquid Yield Option(TM) Notes due September 7, 2021 (the "Securities"), convertible into Ordinary Shares (as defined herein). In satisfaction of a condition to the obligations of the Purchaser thereunder, the Company agrees with the Purchaser for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1.  DEFINITIONS.

         (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

         "ACT" OR "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

         "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "APPLICABLE AMOUNT" means, with respect to each $1,000 principal amount at maturity of Securities, the Accreted Value (as defined in the Indenture) plus any accrud and unpaid Contingent Cash Interest through the date of determination, or, with respect to Securities that have been converted to Ordinary Shares pursuant to the Indenture, such sum calculated as if such Securities had not been so converted.

         "CLOSING DATE" means the First Time of Delivery as defined in the Purchase Agreement.

         "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "DTC" means The Depository Trust Company.

         "EFFECTIVENESS PERIOD" has the meaning assigned thereto in Section 2(b)(i) hereof.

         "EFFECTIVE TIME" means the date on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

         "ELECTING HOLDER" has the meaning assigned thereto in Section 3(a)(iv) hereof.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

         "HOLDER" means, any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

         "INDENTURE" means the Indenture, dated as of September 7, 2001, between the Company and State Street Bank and Trust Company, as amended and supplemented from time to time in accordance with its terms.

         "LIQUIDATED DAMAGES" has the meaning assigned thereto in Section 7(a) hereof.

         "MANAGING UNDERWRITERS" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 7 hereof.

                  "NASD RULES" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

         "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "ORDINARY SHARES" means the Company's Class A ordinary shares, par value $0.01 per share.

         The term "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "PURCHASE AGREEMENT" means the purchase agreement, dated as of September 4, 2001, among the Purchaser and the Company relating to the Securities.

         "PURCHASER" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         "REGISTRABLE SECURITIES" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the Ordinary Shares issuable upon conversion of such Securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         "REGISTRATION DEFAULT" has the meaning assigned thereto in Section 7(a) hereof.

         "RESTRICTED SECURITY" means any Security or Ordinary Share issuable upon conversion thereof except any such Security or Ordinary Share which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, (iv) has otherwise been transferred and a new Security or Ordinary Share not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 2.6(f) of the Indenture or (v) is otherwise transferable without restriction under the Securities Act.

         "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

         "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities (other than Registrable Securities, the holders of which have failed to comply with Section 3(a)(iii) hereof) pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

         The term "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

         (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Ordinary Shares shall be treated as representing the Applicable Amount.

         2.       SHELF REGISTRATION.

         (a) The Company shall, no later than 90 calendar days following the Closing Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act as promptly as practicable, but in no event later than 210 calendar days following the Closing Date; PROVIDED, HOWEVER, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information and the Company reasonably determines that the disclosure of this material non-public information would have a material adverse effect on the Company and its subsidiaries taken as a whole or would impede the consummation of any proposed or pending material business transaction; PROVIDED, FURTHER, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

         (b)      The Company shall use its reasonable best efforts:

                  (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of (1) the date when all Registrable Securities of Holders that complete and deliver in a timely manner (as described in Section 3(a) hereof) the Notice and Questionnaire are registered under the Shelf Registration Statement and have been registered and disposed of in accordance with the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Act with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; (3) the date when there are no outstanding Registerable Securities; and (4) two years from the date (the "Effective Date") such Shelf Registration Statement is declared effective (such period being referred to herein as the "Effectiveness Period"); and

                   (ii) If at any time the Securities, pursuant to Article XII of the Indenture, are convertible into securities other than Ordinary Shares, the Company shall, or shall cause any successor under the Indenture to agree to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

Other than due to any suspension of the use of the Prospectus pursuant to
Section 2(c) hereof, the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(j) below.

         (c) The Company may suspend the use of the Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 360-day period if (i) the Prospectus would, in the Company's judgment, contain a material misstatement or omission as a result of an event that has occurred and is continuing or as a result of any proposed or pending material business transaction; and (ii) the Company reasonably determines that the disclosure of this material non-public information would have a material adverse effect on the Company and its subsidiaries taken as a whole or would impede the consummation of any proposed or pending material business transaction, PROVIDED; HOWEVER, that prior to suspending the use of the Prospectus, the Company provides the Trustee with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

         However, if the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend the suspension period from 45 days to 75 days. Each holder, by its acceptance of the Registrable Securities, agrees to hold any communication by the Company in response to a notice of a proposed sale in confidence.

         3. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement, the following provisions shall apply:

         (a) (i) Not less than 30 calendar days prior to the expected Effective Time of the Shelf Registration Statement, the Company shall give notice of its intention to file the Shelf Registration Statement to each holder of Registrable Securities in the manner provided by Section 13.2 of the Indenture; such notice shall be substantially in the form of the Notice and Questionnaire set forth as Exhibit A hereto; no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; PROVIDED, HOWEVER, that such deadline shall be at least 20 business days from the date on which the Notice and Questionnaire is first mailed to Holders.

                  (ii) Holders who have not returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein may receive an additional Notice and Questionnaire from the Company upon request by the Holder. Following the receipt of a completed and signed Notice and Questionnaire, the Company will, prior to the Effective Time, include the Securities covered thereby in the Shelf Registration Statement, subject to restrictions on the timing and number of supplements to the Shelf Registration Statement provided for in this Section 3 and Section 6 hereof.

                  (iii) After the Effective Time of the Shelf Registration Statement, and subject to the Rules and Regulations and policies of the Commission, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.

                  (iv) The term "Electing Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with (a)(i), (a)(ii) or
         (a)(iii) of this Section 3.

         (b) The Company shall furnish to the counsel for the Holders of Registrable Securities, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment or supplement, if any, to the Prospectus included therein, and shall afford such counsel a reasonable opportunity to comment thereon.

         (c) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d)      The Company shall promptly advise each Electing Holder:

                  (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective, in each case, at the option of the Company, by making a public announcement thereof by a press release made through Dow Jones & Company, Inc. or Bloomberg Business News or such other public medium as the Company may use at such time;

                  (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and
         (iv) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

         (e) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

         (f) The Company shall furnish to each Electing Holder, upon request, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Holder so requests in writing, all other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

         (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(iv) above to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

         (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their counsel (which shall be Skadden, Arps, Slate, Meagher & Flom LLP) in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request (other than the State of Florida),
(ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

         (i) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(iv) above, the Company shall, subject to Section 2(c) hereof, promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to Purchaser of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

         (j) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

         (k) The Company shall use its reasonable best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with

Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

         (l) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (m) In the event of an underwritten offering conducted pursuant to
Section 6 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Company and the Managing Underwriters reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

         (n) The Company shall enter into such customary agreements, other than lock-up agreements unless the Company otherwise consents, (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and use its reasonable best efforts to take all other necessary action in order to effect the registration of the Registrable Securities in accordance with this Agreement, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

         (o)      The Company shall use its reasonable best efforts to:

         (i)(A) make reasonably available for inspection by Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, provided, that if more than one attorney is representing the Electing Holders, such attorneys shall make reasonable efforts to coordinate their investigations in a manner so as not to cause undue burden to the Company, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such Electing Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made, after prior written notice to the Company and a reasonable opportunity on the part of the Company to prevent and/or limit such disclosure, in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally; and PROVIDED FURTHER that such inspection and information gathering shall be coordinated on behalf of the Electing Holders by one counsel designated by and on behalf of Electing Holders and other parties, which shall be Skadden, Arps, Slate, Meagher & Flom LLP;

         (ii) in connection with any underwritten offering conducted pursuant to
         Section 6 hereof, make such representations and warranties to the Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope, and subject to such exceptions and qualifications, as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including those set forth in the Purchase Agreement;

         (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance, and subject to such exceptions and qualifications) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading);

         (iv) in connection with any underwritten offering conducted pursuant to
         Section 6 hereof, if requested, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement, except Winterthur International), addressed to the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings of offerings of equity and convertible debt securities of the Company;

         (v) in connection with any underwritten offering conducted pursuant to
         Section 6 hereof, deliver such documents and certificates concerning such matters as are customarily covered by or in such documents and certificates as may be reasonably requested by the Managing Underwriters, if any, or Skadden, Arps, Slate, Meagher & Flom LLP, on behalf of all Electing Holders, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

         (p) The Company will use its reasonable best efforts to cause the Ordinary Shares issuable upon conversion of the Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Ordinary Shares primarily trade on or prior to the Effective Time of the Shelf Registration Statement hereunder.

         (q) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer (at such broker-dealer's expense) in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

         4. REGISTRATION EXPENSES. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel, which shall be Skadden, Arps, Slate, Meagher & Flom LLP, to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

         5.       INDEMNIFICATION AND CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to herein as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; PROVIDED FURTHER that as to any preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Indemnified Person on account of any loss, claim, damage, liability or action arising from the sale of the Registrable Securities sold pursuant to the Shelf Registration Statement to any person by such Indemnified Person if (i) that Indemnified Person failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus or a supplement or amendment thereto, as the case may be, unless in each case, such failure resulted from noncompliance by the Company with Section 3.

         (b) INDEMNIFICATION BY THE HOLDERS AND ANY AGENTS AND UNDERWRITERS. Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, its officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder, underwriter, selling agent or other securities professional expressly for use therein, and to (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this
Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, (i) without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (x) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (y) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party or
(ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 5.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and
(ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

         (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         6. UNDERWRITTEN OFFERING. If Electing Holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall so request in writing to the Company, any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; PROVIDED, HOWEVER, that at least $150,000,000 aggregate principal amount at maturity of such Registrable Securities shall be included in such offering; and the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the Company; PROVIDED, HOWEVER, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to Commission filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of
Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

          7. LIQUIDATED DAMAGES.

         (a) Subject to any postponement on the effectiveness of the registration statement pursuant to Section 2(a) hereof or the use of the Prospectus pursuant to Section 2(c) hereof, if (i) on or prior to the 120th day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission, (ii) on or prior to the 210th day following the Closing Date, such Shelf Registration Statement is not declared effective by the Commission, or (iii) (x) the Shelf Registration Statement ceases to be effective or fails to be usable subsequent to the 210th day following the Closing Date and
(y) the Company does not cure the Shelf Registration Statement within ten business days by a post-effective amendment or a report filed pursuant to the Exchange Act or (z) if applicable, the Company does not terminate the suspension period pursuant of Section 2(c) hereof, by the 45th or 75th day, as the case may be (each, a "Registration Default"), the Company shall be required to pay in cash liquidated damages ("Liquidated Damages") in respect of the Registrable Securities, from and including the day following such Registration Default, but excluding the day on which such Shelf Registration Statement is either so filed or so filed and subsequently declared effective, as applicable, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the Applicable Amount, to and including the 90th day following such Registration Default and an additional one-quarter of one percent (0.25%) of the Applicable Amount from and after the 91st day following such Registration Default.

         (b) In no event will Liquidated Damages accrue at a rate per year exceeding 0.50%. If a Holder has converted some or all of its Securities into Ordinary Shares, the Holder will be entitled to receive equivalent amounts based on the principal amount at maturity of the Securities converted. A Holder will not be entitled to Liquidated Damages unless it has provided all information requested by the Notice and Questionnaire prior to the deadline.

         (c) In the event the Company fails to file a post-effective amendment to the Shelf Registration Statement required to be filed, or the post-effective amendment is not declared effective, within the periods required by Section 3, the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-quarter of one percent (0.25%) from and including the date of such Registration Default until such time as such Registration Default is cured subject to the limitations on Liquidated Damages pursuant to paragraph (b) of this Section 7.

         (d) Any amounts to be paid as Liquidated Damages pursuant to paragraphs
(a) or (c) of this Section 7 shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first September 7 or March 7, as applicable, following the date on which such Liquidated Damages begin to accrue.

         (e) The Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.5%) per year set forth above, regardless of whether one or multiple Registration Defaults exist.

         8. MISCELLANEOUS.

         (a) OTHER REGISTRATION RIGHTS. The Company may grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, PROVIDED, HOWEVER, that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered in such registration statement, in addition to the Registrable Securities, will be reduced on a pro rata basis to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter.

         (b) AMENDMENTS AND WAIVERS. This Agreement, including this Section 8(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

         (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

         (d) PARTIES IN INTEREST. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective permitted successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent.

         (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (H) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (j) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                          Very truly yours,

                                          XL Capital Ltd

                                          By:
                                              ------------------------
                                              Name:
                                              Title:


Accepted as of the date hereof:
Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:
   -----------------------------------------------
   Name:
   Title:

                                                                       EXHIBIT A


                                 XL Capital Ltd

                         INSTRUCTION TO DTC PARTICIPANTS

                                (DATE OF MAILING)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]

                  The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the XL Capital Ltd (the "Company") Liquid Yield Option(TM) Notes due 2021 (the "Securities") are held.

                  The Company is in the process of registering the Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

                  IT IS IMPORTANT THAT BENEFICIAL OWNERS OF THE SECURITIES RECEIVE A COPY OF THE ENCLOSED MATERIALS AS SOON AS POSSIBLE as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Galvin R. Arton, XL Capital Ltd, XL House, One Bermudiana Road, Hamilton, Bermuda HM11.

                                 XL Capital Ltd

                        Notice of Registration Statement

                                       and

                      SELLING SECURITYHOLDER QUESTIONNAIRE

                                     (Date)

                  Reference is hereby made to the Registration Rights Agreement, dated September 7, 2001 (the "Registration Rights Agreement") between XL Capital Ltd (the "Company") and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Pursuant to the Registration Rights Agreement, the Company plans to file with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [__] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's Liquid Yield Option(TM) Notes due September ?, 2021 (the "Securities") and the Class A Ordinary Shares, par value $.01 per share (the "Ordinary Shares"), issuable upon conversion thereof. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

                  Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

                  Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                  The term "REGISTRABLE SECURITIES" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time under the Indenture in registered form and the Ordinary Shares issuable upon conversion of such Securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

                  The term "RESTRICTED SECURITY" is defined in the Registration Rights Agreement to mean any Security or Ordinary Share issuable upon conversion thereof except any such Security or Ordinary Share which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has been sold in compliance with Regulation S under the Securities Act (or any successor thereto) and does not constitute the unsold allotment of a distributor within the meaning of Regulation S under the Securities Act, (iv) has otherwise been transferred and a new Security or Ordinary Share not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 2.6(f) of the Indenture, or (v) is otherwise transferable without restriction under the Securities Act.

                                    ELECTION

                  The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

                  Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth as Exhibit B to the Registration Rights Agreement.

                  The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)  (a)   Full Legal Name of Selling Securityholder:

           ---------------------------------------------------------------------
     (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

           ---------------------------------------------------------------------

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

           ---------------------------------------------------------------------


(2)        Address for Notices to Selling Securityholder:

                             ---------------------------------------

                             ---------------------------------------

                             ---------------------------------------
           Telephone:
                             ---------------------------------------
           Fax:
                             ---------------------------------------
           Contact Person:
                             ---------------------------------------


(3)        Beneficial Ownership of Securities:

           EXCEPT AS SET FORTH BELOW IN THIS ITEM (3), THE UNDERSIGNED DOES NOT BENEFICIALLY OWN ANY SECURITIES OR ORDINARY SHARES ISSUED UPON CONVERSION OF ANY SECURITIES.

     (a) Principal amount at maturity (subject to upward interest in the event of an upward interest adjustment) of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

           ---------------------------------------------------------------------

           CUSIP No(s). of such Registrable Securities:
                                                       -------------------------

           Number of Ordinary Shares (if any) issued upon conversion of such Registrable Securities:
                                  ----------------------------------------------

     (b)   Principal amount at maturity (subject to upward interest in the event
           of  an  upward   interest   adjustment)  of  Securities   other  than
           Registrable Securities beneficially owned:

           ---------------------------------------------------------------------

           CUSIP No(s). of such other Securities:
                                                 -------------------------------

           Number of Ordinary Shares (if any) issued upon conversion of such other Securities:
                            ----------------------------------------------------

     (c) Principal amount at maturity (subject to adjustment for Contingent Additional Principal) of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

           ---------------------------------------------------------------------

           CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:
                                        ----------------------------------------

           Number  of  Ordinary  Shares  (if  any)  issued  upon  conversion  of
           Registrable Securities which are to be included in the Shelf Registration Statement:
                                  ----------------------------------------------

(4)        Beneficial Ownership of Other Securities of the Company:

           EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED SELLING SECURITYHOLDER IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY ORDINARY SHARES OR ANY OTHER SECURITIES OF THE COMPANY, OTHER THAN THE SECURITIES AND ORDINARY SHARES LISTED ABOVE IN ITEM (3).

           State any exceptions here:


(5)        Relationships with the Company:

           EXCEPT AS SET FORTH BELOW, NEITHER THE SELLING SECURITYHOLDER NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

           State any exceptions here:


(6)        Plan of Distribution:

           EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED SELLING SECURITYHOLDER INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM
           (3) ONLY AS FOLLOWS (IF AT ALL): SUCH REGISTRABLE SECURITIES MAY BE SOLD FROM TIME TO TIME DIRECTLY BY THE UNDERSIGNED SELLING SECURITYHOLDER OR, ALTERNATIVELY, THROUGH UNDERWRITERS, BROKER-DEALERS OR AGENTS. SUCH REGISTRABLE SECURITIES MAY BE SOLD IN ONE OR MORE TRANSACTIONS AT FIXED PRICES, AT PREVAILING MARKET PRICES AT THE TIME OF SALE, AT VARYING PRICES DETERMINED AT THE TIME OF
           SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE CROSSES OR BLOCK TRANSACTIONS) (I) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE REGISTERED SECURITIES MAY BE LISTED OR QUOTED AT THE TIME OF SALE,
           (II) IN THE OVER-THE-COUNTER MARKET, (III) IN TRANSACTIONS OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (IV) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE REGISTRABLE SECURITIES OR OTHERWISE, THE SELLING SECURITYHOLDER MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKER-DEALERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE REGISTRABLE SECURITIES IN THE COURSE OF HEDGING THE POSITIONS THEY ASSUME. THE SELLING SECURITYHOLDER MAY ALSO SELL REGISTRABLE SECURITIES SHORT AND DELIVER REGISTRABLE SECURITIES TO CLOSE OUT SUCH SHORT POSITIONS, OR LOAN OR PLEDGE REGISTRABLE SECURITIES TO BROKER-DEALERS THAT IN TURN MAY SELL SUCH SECURITIES.

           State any exceptions here:


                  Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

                  By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

                  In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify in writing the Company and any transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                  By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

                  In accordance with the Selling Securityholder's obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company in writing of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

           (i)  To the Company:

                                    XL Capital Ltd
                                    One Bermudiana Road
                                    Hamilton, Bermuda HM11
                                    (441) 292-8515
                                    Facsimile (441) 292-5280
                                    Attention:  Paul S. Giordano

           (ii) With a copy to:

                                    Cahill Gordon & Reindel
                                    80 Pine Street
                                    New York, NY  10005
                                    (212) 701-3000
                                    Facsimile (212) 269-5420
                                    Attention:  Micael J. Ohler

                  Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
        ----------------------------




                  --------------------------------------------------------------
                  Selling Securityholder
                  (Print/type full legal name of beneficial owner of Registrable Securities)



                  By:
                       ---------------------------------------------------------
                  Name:
                  Title:



PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                                    -------------------------

                                    -------------------------

                                    -------------------------

                                    -------------------------

                                    -------------------------

                                                                       EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

State Street Bank and Trust Company
225 Asylum Street
23rd Floor
Hartford, Connecticut 06103
Attention:  [Corporate Trust Services]

                  Re:  XL Capital Ltd (the "Company")
                       Liquid Yield Option(TM) Notes
                       due 2021 (the "Securities")

Dear Sirs:

                  Please be advised that _____________________ has transferred $___________ aggregate principal amount at maturity (subject to adjustment for Contingent Additional Principal) of the above-referenced Securities pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Company.

                  We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated _______, or in supplements thereto, and that the aggregate principal amount at maturity (subject to upward adjustment in the event of an upward interest adjustment) of the Securities transferred are the Securities listed in such Prospectus opposite such owner's name.

Dated:

                                               Very truly yours,

                                               ------------------------
                                               (Name)

                                         By:
                                               ------------------------
                                               (Authorized Signature)